Redeemable Convertible Preferred Stock	3 Months Ended
Mar. 31, 2021
Temporary Equity Disclosure [Abstract]
Temporary Equity [Text Block]
13. Redeemable Convertible Preferred Stock
As of December 31, 2020 the Company had authorized 95,997,674 shares of Hims’ convertible preferred stock, designated in series, with the rights and preferences of each designated series to be determined by the Board of Directors.
The following table is a summary of Hims’ redeemable convertible preferred stock as of December 31, 2020 (in thousands, except for share data):

Series	Shares Authorized	Shares Issued and Outstanding	Aggregate Liquidation Value	Proceeds, Net of Issuance Costs	Issue Price per Share
Series Seed	4,987,477	4,987,477	$—	$—	$0.0001
Series A	23,822,492	23,822,492	6,621	5,106	0.2780
Series A-1	5,742,012	5,742,012	753	740	0.1312
Series B	13,270,590	13,270,590	24,600	23,429	1.8538
Series B-1	9,807,952	9,807,952	20,000	14,965	2.0392
Series B-2	13,464,939	13,464,939	51,371	49,911	3.8152
Series C	14,850,340	14,760,594	113,072	92,590	7.6604
Series D	10,051,872	7,472,062	52,035	51,900	6.9639

Total	95,997,674	93,328,118	$268,452	$238,641

Transactions Related to Convertible Preferred Stock
From March to July 2020, a group of investors purchased 7,472,062 shares of Hims Series D redeemable convertible preferred stock and the Company received $51.9 million in net proceeds.
In connection with the Merger, all series of Hims redeemable convertible preferred stock were converted into Hims’ Class A common stock on a one-for-one
basis and then converted to the Company’s Class A common stock at an exchange ratio of 0.4530.
Warrants for Redeemable Convertible Preferred Stock
In February 2020, in accordance with the terms outlined in March 2019, the Company issued 1,341,865 Hims Series C convertible preferred stock warrants based on 2019 revenue. The fair market value of the Hims Series C convertible preferred stock warrants was estimated using the BSM option-pricing model, and at the issuance date, fair value of the liability was $10.0 million. The original liability was recorded as an issuance cost for the Hims Series C preferred stock, reducing the value of the Hims Series C proceeds within mezzanine equity on the consolidated balance sheets. Subsequent adjustments to the fair value of the Hims Series C convertible preferred stock warrants were recorded within other income (expense), net on the consolidated statements of operations and comprehensive loss.
The holders of the Hims Series C convertible preferred stock exercised all their warrants and purchased 1,341,865 shares of Hims Series C convertible preferred stock from the Company in 2020 resulting in settlement of the Hims Series C convertible preferred stock warrant liability. The Company received less than $0.1 million in net proceeds. Upon exercise, the warrant liability at an estimated fair market value of $11.3 million was reclassified into convertible preferred stock on the consolidated balance sheet.
In November 2019, the Company issued 89,747 Hims Series C preferred stock warrants to TPC in connection with the 2019 Capital Agreement. The fair value of the warrants was considered debt issuance cost and recorded within prepaid and other current assets on the consolidated balance sheet. On March 12, 2020, the Company sold Hims Series D redeemable convertible preferred stock at an issuance price of $6.96, which triggered an adjustment to the TPC warrant terms per the original agreement, resulting in conversion of the previously issued 89,747 Hims Series C preferred stock warrants into 98,723 Hims Series D preferred stock warrants. Refer to Note 10 – Borrowing Arrangements for further discussion. Subsequent to the Merger, the Hims Series D preferred stock warrants were converted to Class A common stock warrants. As a result, the Hims Series D preferred stock warrants were adjusted to fair value prior to the conversion, and then settled in additional paid-in
capital as a result of the conversion to equity-classified Class A common stock warrants.